UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 24, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                             INVESTORS TITLE COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



     North Carolina                   0-11774                 56-1110199
-------------------------------    ------------           -------------------
(State or Other Jurisdiction of    (Commission            (I.R.S. Employer
Incorporation or Organization)     File Number)           Identification No.)



              121 North Columbia Street
              Chapel Hill, North Carolina                       27514
        -----------------------------------------------------------------
        (Address of Principal Executive Offices)             (Zip Code)



                                 (919) 968-2200
               ---------------------------------------------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountant.

        On September 24, 2004, our Audit Committee of the Board of Directors appointed Dixon Hughes PLLC as our independent accountants to audit our consolidated financial statements for 2004 and 2005 and approved the terms of its engagement. Dixon Hughes PLLC will replace Deloitte & Touche LLP. Also, effective September 24, 2004 the Committee dismissed Deloitte & Touche LLP.

        In connection with Deloitte & Touche LLP's audits during the two years ended December 31, 2002 and 2003, and through the date of the Committee's action dismissing Deloitte & Touche LLP, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements. During 2002 and 2003, and through the date of the Committee's action dismissing Deloitte & Touche LLP, there have been no "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

        Deloitte & Touche LLP's audit reports on our consolidated financial statements as of and for the years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        We have provided Deloitte & Touche LLP with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Deloitte & Touche LLP, dated September 28, 2004, is attached to this Form 8-K as an exhibit.

        During the Company's two most recent fiscal years ended December 31, 2002 and December 31, 2003, and the subsequent interim period through the date of the Company's appointment of Dixon Hughes PLLC on September 24, 2004, neither the Company nor anyone on its behalf consulted with Dixon Hughes PLLC regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.


Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.  The following exhibit accompanies this Report:

Exhibit 16 Copy of letter from Deloitte & Touche LLP

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INVESTORS TITLE COMPANY


Date:  September 30, 2004                     By:  /s/ James A. Fine, Jr.
                                              -----------------------------
                                                       James A. Fine, Jr.
                                                   President, Treasurer and
                                                    Chief Financial Officer